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                           INSTITUTIONAL MONEY MARKET FUND
                            Supplement Dated July 10, 1997
        to Prospectus Dated November 29, 1996, as Supplemented April 4, 1997

    The Fund's investments in U.S. Government Securities may include variable or floating rate obligations in which the interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature, which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice. Variable or floating rate instruments with a demand feature enable the Fund to purchase instruments with a stated maturity in excess of 397 calendar days. The Fund determines the maturity of variable or floating rate instruments in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities that are less than the maturity date on the face of the instrument.
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